2018 Annual Meeting May 10, 2018 of Shareholders Wilmington, Ohio The global leader in midsize wide-body leasing and operating solutions

Cautionary Statement Regarding Forward-Looking Statements Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that are inherently difficult to predict. Words such as “projects,” “believes,” “anticipates,” “will,” “estimates,” “plans,” “expects,” “intends” and similar words and expressions are intended to identify forward-looking statements. These forward- looking statements are based on expectations, estimates and projections as of the date of this presentation and address activities events or developments that we expect, believe or anticipate will or may occur in the future. Although we believe our estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. We caution all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that those statements will be realized or the forward-looking events and circumstances will occur. There are a number of important factors that could cause Air Transport Services Group's ("ATSG's") actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, changes in market demand for our assets and services; our operating airlines' ability to maintain on-time service and control costs; the cost and timing with respect to which we are able to purchase and modify aircraft to a cargo configuration; fluctuations in ATSG's traded share price, which may result in mark-to-market charges on certain financial instruments; the number, timing and scheduled routes of our aircraft deployments to customers, and other factors (including those listed under the heading “Risk Factors”) that are contained from time to time in ATSG's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should carefully review this presentation and should not place undue reliance on ATSG's forward-looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this presentation. ATSG undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes. 2

ATSG at a Glance

Business Overview

- ATSG is a leading provider of aircraft leasing and air cargo transportation and related services to domestic and foreign air carriers and other companies that outsource their air cargo lift requirements
- In-service fleet of 70 at 1Q2018: 737s, 757s and 767s
- Key Business Segments:
  - Cargo Aircraft Management (CAM): aircraft dry-leasing
  - ACMI (aircraft, crew, maintenance, insurance) Services: CMI and ACMI agreements
  - MRO Services: aircraft maintenance and freighter conversion services
- Business segments work in collaboration to deliver holistic operational solutions to customers
- End markets include air cargo transportation and package delivery industries (for both commercial and government entities)
- Founded in 1980, and is headquartered in Wilmington, OH with 3,230 employees

Revenue By Segment[1]



MRO Services
22%
ACMI Services
49%
Other
8%
21%
CAM

Revenue By Customer[1]



DHL
28%
Amazon
28%
11%
Military
33%
Other

Strong Financial Performance ($M)



$619
$769
$1,068
2015
2016
2017
Revenue



$197
$212
$268
$310E
2015
2016
2017
2018E
Adj. EBITDA[2]

(1) Segment revenue & revenue by customer percentages are calculated based on 1Q2018 before elimination of internal revenues.

(2) Non-GAAP metrics. See table at end of this presentation for reconciliation to nearest GAAP results for Adjusted EBITDA. All references in the presentation to "Adjusted EBITDA" refer to Adjusted EBITDA from Continuing Operations.

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ATSG Operating Entities Provides a strong array of capabilities to complement the leasing company’s core aircraft assets Leasing CMI & ACMI Services Aircraft Maintenance Other  Sort & Gateway  Heavy and Line Maintenance  Dry Leasing  CMI Services Operations  Component Services  GSE Leasing  Engine Leasing  ACMI Services  Engineering Services  Facility  Wet2Dry transitioning  Engine PBC  Passenger to Freighter Conversions Support  On-Demand Charter Services Services  Boeing and Airbus Capability  MHE Service Airborne Global Solutions is the marketing entity supporting all of the business units 4

2017 Accomplishments ATSG completed several steps last year to strengthen its businesses and accelerate growth:  ABX and ATI safety management systems (SMS) implemented ahead of schedule  New and expanded customer relationships including addition of Northern Air Cargo and Air Incheon as 767 lease customers.  New maintenance customers signed including contracts with Frontier Airlines, United, American covering passenger-aircraft maintenance support.  767-300 Engine Maintenance Agreement with Delta - Power by Cycle arrangement through 2029 extends variable cost access to heavy engine maintenance for CAM’s customers  737-700 freighter conversion program launched , with plans to offer both freighter and convertible Passenger-to-FlexCombi™ variants.  Twentieth 767 freighter leased to Amazon while also operating and maintaining them in an Amazon-developed air network.  Joint venture with Precision Aircraft Solutions to develop a passenger-to-freighter conversion of midsize narrowbody Airbus A321-200 aircraft.  Increased access to growth capital via offering in September of $259 million of convertible senior notes maturing in 2024 that replaced a similar amount ATSG's variable-rate debt. Also, increased the revolving credit portion of the senior credit facility by $120 million, to $545 million.

Rich Corrado Chief Operating Officer

Cargo Aircraft Deployments - Today Portfolio of leased and operated assets offer customer flexibility, incremental returns Boeing 767-300F – 26 in service Boeing 757s – 8 in service  In-service fleet:  4 757-200Fs under ACMI agreements with DHL — 23 externally dry leased to DHL, Amazon, NAC,  4 757-200 combis under Amerijet, Cargojet, Air ACMI agreements with Incheon, 6-8 yr. terms U.S. Military — 35 projected in service by YE2018 Boeing 767-200F – 35 in service Boeing 737-400F – 2 in service  Dry leased to West  28 currently dry leased to Atlantic, 5-year term Amazon, DHL, Amerijet, Cargojet, Raya, West Atlantic, 3-5 year terms  Others back up CMI fleet or operate in ACMI service 7

Targeting Growing Global Network Demand E-commerce, distributed manufacturing trends creating demand for new express networks ACMI and Dry Lease Opportunities Driven By Double-Digit Global FTK Growth AMERICAS MIDDLE EAST  DHL’s Americas region revenue growth leads all DHL regions in  8.1% market growth in 2017: IATA 2017  Aging network fleets due for replacement  Amazon’s air-network growth will continue via 50-yr. lease for  CAM has leased four 767s into DHL’s Middle East network hub at CVG, with ramp space for 100 aircraft  767 range/payload an ideal fit for north-south routes EUROPE ASIA  Fastest-growing major IATA airfreight market in 2017, up  Rapid regional e-commerce, distributed manufacturing growth drove 11.8% 7.8% FTK growth in 2017  Investment in Sweden’s West Atlantic AB yields additional 737  PEMCO’s strong position in 737 freighter conversions in China & 767 dry leases creates growth opportunities 8

E-Commerce Growth Story More than 90% of midsize freighters worldwide deployed in time-definite regional express networks Retail E-Commerce Sales Worldwide E-Commerce as a Percent of Total Retail Sales ($ in billions) $3,578 14.6% 13.0% $3,015 11.5% $2,498 10.0% 8.7% $2,050 7.4% $1,671 $1,336 2014 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 2020 Source: Boeing World Air Cargo Forecast 2016-2017, and eMarketer. 9

767F Fleet Projected to be 86% Dry Leased at YE2018 Demand from regional air networks drives doubling of our dry-leased midsize 767 freighter fleet since 2014, longer-term leases, and more CMI, maintenance and logistics support. CAM-Owned 767Fs YE 2014 YE 2015 YE 2016 YE 2017 YE 2018E 45 49 59 67 71 24 30 41 50 60 (13 with CMI) (15 with CMI) (28 with CMI) (33 with CMI) (30 with CMI) 1 10 11 10 20 17 2 1 7 6 1 2 Dry leased ACMI/Charter Staging/Unassigned Undergoing cargo modification 10 10

Long-term Relationships with Key Customers DHL  Long-term contracts since August 2003  CAM leases sixteen 767 freighter aircraft under long-term and short- term leases  ACMI and CMI agreements to operate 757 and 767 aircraft  Americas remains fastest growing region for DHL Express; 2017 revenues up 15.8% in Americas ex currency effects Amazon  In March 2016, entered into contract with CAM to lease twenty B767 freighter aircraft — 12 B767-200 freighters under 5-year contracts — 8 B767-300 freighters under 7-year contracts  Five-year CMI agreement to operate aircraft  All 20 aircraft now leased; final lease started in August 2017  LGSTX Services subsidiary provides gateway services U.S. Military  Provide 757 Combi aircraft to serve passenger and freight requests  Sole provider of combi service to military for 20+ years  Contract renewed effective January 2018 through December 2021 11

Other Businesses MRO Services P-to-F Conversions  6 large hangars, 600,000+ sq. ft. in OH & FL  Heavy maintenance  Narrowbody / widebody support of Boeing, Airbus & regional aircraft types PEMCO Precision Joint Venture  Established relationships with major carriers in U.S. and abroad  Pax to Freighter 737  Developing Airbus A321 Conversions: -300s, -400s Program:  Contracts with Delta, American & Frontier for fleet maintenance  70% China market share in  B757 capacity, B737 efficiency B737s  targeting 2019 deployment  737-700 Next Gen P-to-F under development  Prospects: CAM, other carriers Other Activities  Ongoing ground support for selected Amazon gateway facilities in U.S.  Manages five regional sort facilities for US Postal Service  Ground support equipment leasing  Facility Support Services  MHE Service 12

Quint Turner Chief Financial Officer

Historical Financial Performance Revenues Adjusted EBITDA ** ($ in millions) $1,068 ($ in millions) $310E $290* $769 $268 $212 $590 $619 $197 $171 2014 2015 2016 2017 2014 2015 2016 2017 2018E Capital Expenditures Debt Obligations/Adjusted EBITDA ** ($ in millions) $297 $300E $265 2.2x 2.0x 2.1x ~2.1x 1.6x $159 70 81 $112 60 53 55 767, 757 & 737 Owned Freighters 2014 2015 2016 2017 2018E 2014 2015 2016 2017 2018E * Pro-forma adjustment to 2017 revenues to illustrate the effect of changes in revenue recognition * *Adjusted EBITDA is a non-GAAP metric. Debt Obligations, fleet totals are as of end of period. rules effective 1/1/18 as if they were in effect on 1/1/17. See table at end of this presentation for reconciliation to nearest GAAP results. 14

First Quarter 2018 Results

More efficient airline fleet utilization, along with maintenance and logistics services, drove revenue and cash flow growth



$MM
Revenues[1]
$238
$54[1]
$203
$184[1]
2017
2018
$MM
Adj. Pretax Earnings*
(Cont. Oper.)
$27
$17
2017
2018
Adj. EPS*
(Cont. Oper.)
$0.35
$0.17
2017
2018
$MM
Adj. EBITDA*
(Cont. Oper.)
$72
$57
2017
2018

1. 2018 revenues related to costs that are directly reimbursed to ATSG and controlled by the customer are reported net of the corresponding expenses. Corresponding 2017 revenues included $54M of such reimbursements.

* Non-GAAP metrics. See tables at end of this presentation for reconciliation to nearest GAAP results for Adjusted Pretax Earnings, Adjusted EBITDA, and Adjusted EPS.

Management Discussion and Analysis

- 11% revenue gain excl. 2017 reimbursables driven by additional 767 leases, Amazon CMI support
- ACMI Services $3.9M pretax, up $7.5M vs. 1Q17 loss.
- CAM pretax $19.7M, up $3.8M excluding effect of Amazon lease incentive. Increase due to more leased freighters, less higher depreciation and interest allocation
- Adjusted Pre-tax Earnings exclude non-cash effects of Amazon warrants, pension charge, non-consolidating affiliate charge, gain/loss in other financial instruments
- Adjusted EPS excludes effects of Amazon warrants, pension charges, convertible note hedge gain, non-operating loss from J-V

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Key Components of Capital Structure Nearly 80% of outstanding debt is fixed-rate with coupon rates averaging < 3% Term Loan / Revolver includes (as of Dec. 2017) Debt Principal 1/1/2018  Fixed-rate hedged term loan with balance of $71.3 million @ 2.9%, plus hedged revolver of $125 million @ 3.4%  Variable-rate revolver with balance of $120 million @ 3.1% Variable  $545 million revolver 21% Convertible Debt Effective Sept. 2017  $258.75 million with Oct. 2024 maturity at 1.125% coupon $575M  Bond hedge, with warrant transaction up 75% to $41.35 per share Fixed 79% Amazon Warrants – Exercise Options  14.4M warrants vested through March 2018  Exercise price $9.73  Expire March 2021 unless exercised  ~$140M potential additional capital if all warrants are exercised for cash  Amazon may elect a cashless exercise option for delivery of a number of shares which, based on market price, are equivalent in value to the appreciation above the exercise price of $9.73. 16

Joe Hete President & CEO

Conclusion - Investment Highlights Leadership in Midsized Freighters for Regional Express Networks Growth Closely Highly Experienced Linked to Global Management Team E-Commerce Trends Lease-Driven Long-Term Sustained Cash Flow Relationships with Backs Strong Key Customers Balance Sheet 18

ATSG Employment

2018 Annual Meeting May 10, 2018 of Shareholders Wilmington, Ohio The global leader in midsize wide-body leasing and operating solutions

2018 Annual Meeting May 10, 2018 of Shareholders Wilmington, Ohio The global leader in midsize wide-body leasing and operating solutions

EPS Adjustments Reflect Warrant Valuation  ATSG’s GAAP Earnings from Continuing Operations for 2017 and future periods reflect: — Incremental gain or loss in financial instruments each quarter, net of tax, based on effect of mark-to-market changes in ATSG stock price on value of warrant liability — Non-cash lease revenue reduction associated with the amortization of value for warrants  Items above are excluded from Adjusted EPS from Continuing Operations. Adjusted EPS includes additional shares related to warrant dilution 22

Non-GAAP Reconciliation Statement

Reconciliation Stmt. ($ in 000s except Ratios)	2013	2014	2015	2016	2017	1Q2017	1Q2018
GAAP Pre-Tax Earnings (Loss) from Cont. Oper.	$ (359)	$ 51,776	$ 62,563	$ 34,454	$ (6,536)	$ 16,106	$ 20,928
Impairment Charges	52,585	-	-	-	-	-	-
Non-service components retiree benefit costs, net	(2,716)	(1,452)	(1,040)	6,815	6,105	177	(2,045)
Non-consolidating affiliate charges	-	-	-	1,229	3,135	-	2,536
Lease Incentive Amortization	-	-	-	4,506	13,986	2,591	4,226
Financial Instruments Loss (Gain)	(631)	(1,096)	(920)	18,107	79,789	(1,869)	885
Adjusted Pre-tax Earnings from Cont. Operations	48,879	49,228	60,603	65,111	96,479	17,005	26,530
Interest Income	(74)	(92)	(85)	(131)	(116)	(32)	(23)
Interest Expense	14,249	13,937	11,232	11,318	17,023	3,548	5,362
Depreciation and amortization	91,749	108,254	125,443	135,496	154,556	36,442	40,004
Adjusted EBITDA from Cont. Oper.	$ 154,803	$ 171,327	$ 197,193	$ 211,794	$ 267,942	$ 56,963	$ 71,873
Debt Obligations - end of period	$ 384,515	$ 344,094	$ 317,658	$ 458,721	$ 570,117		
Debt Obligations/Adjusted EBITDA Ratio	2.48	2.01	1.61	2.17	2.13		

- Adjusted Pre-Tax Earnings from Continuing Operations is defined as Earnings from Continuing Operations Before Income Taxes plus pension settlement costs, certain charges from non-consolidating affiliates, and lease incentive amortization. It excludes the net effect of financial instrument gains and losses, and of non-service components of retiree benefit costs
- Adjusted EBITDA from Continuing Operations is defined as Earnings from Continuing Operations Before Income Taxes plus net interest expense, depreciation and amortization expense, pension settlement costs, charges from non-consolidating affiliates, and lease incentive amortization. It excludes the net effect of financial instrument gains and losses, and of non-service components of retiree benefit costs
- Debt Obligations / Adjusted EBITDA Ratio is defined as Debt Obligations (Long-term Debt Obligations plus Current Portion of Debt Obligations plus Convertible Note Obligations at end of period) divided by Adjusted EBITDA from Continuing Operations, rolling four quarters.
- Adjusted EBITDA from Continuing Operations, Debt Obligations / Adjusted EBITDA Ratio, and Adjusted Pre-Tax Earnings from Continuing Operations are non-GAAP financial measures and should not be considered alternatives to net income or any other performance measure derived in accordance with GAAP. Management uses Adjusted EBITDA from Continuing Operations, Debt Obligations/Adjusted EBITDA Ratio, and Adjusted Pre-Tax Earnings from Continuing Operations to assess the performance of its operating results among periods. These measures should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP, or as an alternative measure of liquidity

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